SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2004

SIPEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27892	04-6135748

(State of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

233 South Hillview Drive
Milpitas, CA 95053

(Address of principal executive offices)

(408) 934-7500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated August 5, 2004 announcing Sipex’s second quarter 2004 results.

Item 12. Results of Operations and Financial Condition

On August 5, 2004, SIPEX Corporation (the "Company'' or the "Registrant'') issued a press release (the "Press Release'') announcing its results for the second quarter ended July 3, 2004. The full text of the Press Release is attached as Exhibit 99.1.

The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed'' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION (Registrant)
Dated: August 5, 2004	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated August 5, 2004 announcing Sipex's second quarter 2004 results.